UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 2004


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  1-8696                  36-2664428
          --------                  ------                  ----------
  (State of incorporation)     (Commission File)           (IRS Employer
                                    Number)             Identification No.)





1960 Bronson Road, Fairfield, Connecticut                      06824
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (203) 255-6044
                                                     --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure.

       On August 12, 2004, the Company issued a press release reporting that the Company and its former Chief Executive Officer, Frank R. McPike, had been named in a civil suit filed at the U.S. District Court for the District of Connecticut by the Securities and Exchange Commission. The case involves the Company's 1998 stock repurchase program under which the Company repurchased shares of its stock from time to time during the period of October 28, 1998 to March 22, 2001. The Company is named as a defendant in the suit due to the alleged conduct of Mr. McPike, its former CEO, whose conducted is imputed to the Company.

       A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.       Description of Exhibit                       Page
         -----------       ----------------------                       ----

         99.1              Registrant's press release dated
                           August 12, 2004                                 3


                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMPETITIVE TECHNOLOGIES, INC.
                                              Registrant


Date:  August 12, 2004                        /s/  John B. Nano
                                              ---------------------------------
                                              By:  John B. Nano
                                              President and
                                              Chief Executive Officer

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